Table for Form ABS-15G (Repurchase reporting)(1)

First Tennessee Bank National Association

Name of the Issuing Entity	CIK Number	Check if Registered	Name of Originator(2)	Total Assets in ABS by Originator			Assets That Were Subject of Demand(3)			Assets That Were Repurchased or Replaced(4)			Assets Pending Repurchase or Replacement(5)			Demand in Dispute(6)			Demand Withdrawn(7)			Demand Rejected(8)
A. Asset Type: Home Equity Lines of Credit
				(#)	($)	(%)	(#)	($)	(%)	(#)	($)	(%)	(#)	($)	(%)	(#)	($)	(%)	(#)	($)	(%)	(#)	($)	(%)
First Horizon ABS Trust 2006-HE2, First Horizon HELOC Notes, Series 2006-HE2	#1380871	X	First Tennessee Bank National Association	7,946	$355,064,595	100.00%	484	$43,774,332	27.80%				62	$5,894,506	3.74%	422	$37,879,826	24.05%

First Horizon ABS Trust 2007-HE1, First Horizon HELOC Notes, Series 2007-HE1	#1403262	X	First Tennessee Bank National Association	3,669	$309,616,334	100.00%	225	$27,160,939	14.80%				26	$2,702,990	1.47%	199	$24,457,949	13.33%
A. Asset Class: Home Equity Lines of Credit – Total				11,615	$664,680,929	100.00%	709	$70,935,271	20.81%				88	$8,597,496	2.52%	621	$62,337,775	18.28%
B. Asset Class: Residential Mortgages (Prime)
Ginnie Mae	N/A		First Horizon Home Loan Corporation				15	$1,371,449		5	$343,375		5	$499,895		2	$177,254		2	$288,170		1	$62,755
B. Asset Class: Residential Mortgages (Prime) - Total							15	$1,371,449		5	$343,375		5	$499,895		2	$177,254		2	$288,170		1	$62,755
Grand Total (A. and B.)							724	$72,306,720		5	$343,375		93	$9,097,391		623	$62,515,029		2	$288,170		1	$62,755

Footnotes:

 (1) We have attempted to gather the information required by this Form ABS-15G and Rule 15Ga-1 by, among other things, (i) identifying asset-backed securities transactions that fall within the scope of Rule 15Ga-1 for which we are a securitizer and that are not covered by a filing to be made by an affiliated securitizer (“Covered Transactions”), (ii) gathering information in our records regarding demands for repurchase or replacement of pool assets in Covered Transactions for breaches of representations or warranties concerning those pool assets (“Repurchases”) that is required to be reported on Form ABS-15G (“Reportable Information”), (iii) identifying the parties in Covered Transactions that have a contractual obligation to enforce any Repurchase obligations of the party or parties making those representations or warranties based on our records (“Demand Entities”), and (iv) requesting all Reportable Information from trustees and other Demand Entities that is within their respective possession and which has not been previously provided to us. However, we cannot be certain that we have obtained all applicable Reportable Information because, among other things, some Demand Entities have not agreed to provide Reportable Information or may not have provided complete Reportable Information, and some Demand Entities may be unable or unwilling to provide Reportable Information without unreasonable effort or expense (or without imposing unreasonable expense on us).

First Tennessee Bank National Association, successor by merger to First Horizon Home Loan Corporation (the “Bank”), was an issuer of Ginnie Mae mortgage-backed securities. The information reported herein with respect to these securities consist of Reportable Information in respect of mortgage loans from Ginnie Mae pools, regardless of whether an actual demand to repurchase such mortgage loans was ever made by Ginnie Mae. The Bank sold its residential mortgage servicing platform and a substantial amount of its mortgage servicing rights to mortgage loans subject to Ginnie Mae mortgage-backed securities in 2008. Due to systems limitations and loss of institutional knowledge in connection with such sales, the original pool principal balances, outstanding pool principal balances, pool percentages and/or the pool identifiers for the reported Ginnie Mae mortgage loans cannot be provided, or cannot be provided without unreasonable effort or expense, or the cooperation of the applicable Demand Entities.

Except with respect to Ginnie Mae mortgage-backed securities as described above, correspondence received during the reporting period from any Demand Entities which could subsequently result in a repurchase obligation are not captured herein unless such correspondence is accompanied by a demand.

The information in this Form ABS-15G has not been verified by any third party.

(2) Entity identified as “Originator” is the entity that sold the assets to the depositor, based on the depositor’s records. This entity may or may not be the actual originator of the assets. The securitizer is not able to obtain further information as to the identity of the actual originator without unreasonable effort or expense.

(3) Assets included in “Assets That Were Subject of Demand” includes assets where a demand was made during or prior to the reporting period, which was either resolved during the reporting period or remains unresolved as of the end of the reporting period. The outstanding principal balance of each asset in these columns (and all columns to the right), to the extent available, is based on the end of the reporting period or the most recent balance available for assets that remain in the pool at that time or the latest balance reported if the asset was liquidated or removed from the pool prior to the end of the reporting period.

(4) “Assets That Were Repurchased or Replaced” may include assets that were previously liquidated, and for which a make-whole payment was made in lieu of repurchase.

(5) “Assets Pending Repurchase or Replacement” includes only assets for which a decision to repurchase, replace or make-whole had been approved but such action has not been completed, and are shown without regard to cure period status.

(6) “Demand in Dispute” shows all assets for which a demand has been made, and for which either the demand is in dispute, or the demand is still under review.

(7) “Demand Withdrawn” shows assets where the repurchase demand was withdrawn by the trustee, or by any other party that made the demand.

(8) “Demand Rejected” shows assets where a repurchase demand has been rejected by the securitizer, or by any other party that would be obligated to repurchase the asset if the claim was valid.

For assets where more than one activity occurred during the reporting period, only the most recent activity is reported above, provided that an asset subject to a demand to repurchase may be listed in both the “Assets That Were Subject to Demand” column as well as an additional column showing the most recent status during the reporting period.